Exhibit 99.1

1New York-Presbyterian Hospital/Weil Cornell Medical Center, New York, NY, USA; 2University of Michigan Health System, Ann Arbor, MI, USA; 3GSK R&D, Stockley Park, Middlesex, UK 4Brigham and Women’s Hospital, Harvard Medical School, Boston, MA, USA; 5GSK R&D, Research Triangle Park, NC, USA; 6University of Edinburgh, Edinburgh, UK 7University of Manchester and South Manchester University Hospital NHS Foundation Trust, Manchester, UK; 8University Hospital Aintree, Liverpool, UK Impact of vilanterol, fluticasone furoate, or their combination on exacerbations in COPD patients with moderate airflow obstruction: the SUMMIT trial Martinez FJ1,2, Anderson JA3, Brook RD2, Celli B4, Crim C5, Kilbride S3, Newby DE6, Vestbo J7, Yates JC5, Calverley PMA8 Eligible patients were current or former smokers, aged 40–80 years with a post-bronchodilator forced expiratory volume in 1 second (FEV1) ≥50% and ≤70% of the predicted value, a ratio of post-bronchodilator FEV1 to forced vital capacity ≤0.70, and ≥2 on the modified Medical Research Council dyspnea scale. Patients had a history of cardiovascular disease (coronary artery disease, peripheral arterial disease, stroke, myocardial infarction, or diabetes mellitus with target organ disease) or increased cardiovascular risk (≥60 years and receiving medication for ≥2 of the following: hypercholesterolemia, hypertension, diabetes mellitus, or peripheral arterial disease). LABAs and ICSs were discontinued at least 48 hours prior to study entry. All patients were randomized to receive one of the following (once daily): placebo, FF 100μg, VI 25µg, or FF/VI 100/25μg. The rate of ECOPD was analyzed using a negative binomial model, with the logarithm of time on treatment as an offset variable, and covariates of age, gender, and the number of exacerbations reported in the 12 months prior to screening (0, 1, ≥2): moderate/severe ECOPD (requiring treatment with antibiotics and/or SCS or requiring hospitalization), ECOPD requiring hospitalization, and ECOPD requiring SCS. In patients with moderate chronic airflow obstruction, treatment with FF/VI led to a reduction in the risk of a first ECOPD and in the rate of moderate/severe ECOPD. A similar effect was seen for ECOPD requiring hospitalization or SCS. Reductions in the rate of ECOPD due to FF/VI were consistent across a wide range of subgroups, including those patients with no previous exacerbations in the year before the study, and those with an FEV1 <60% or ≥60% of the predicted value. A6786 (P16) The lead author, F Martinez, declares the following real/perceived conflicts of interest during the last 3 years: non-financial support from GSK, personal fees from Forest, Janssen, Nycomed/Takeda, Actelion, Amgen, AstraZeneca, Carden Jennings, CSA Medical, Ikaria, Genentech, Merck, Pearl, Pfizer, Roche, American College of Chest Physicians, CME Incite, Center for Healthcare Education, Inova Health System, MedScape, Miller Medical, National Association for Continuing Education, Paradigm, Peer Voice, Projects in Knowledge, St. John's Hospital, St. Mary's Hospital, University of Illinois Chicago, University of Virginia, UpToDate, Wayne State University, Boehringer Ingelheim, Bayer, Merion, Informa, GSK, Western Society of Allergy and Clinical Immunology, Theravance, Novartis, Haymarket, Annenberg, Academic CME, Integritas, Unity, and Sunovion; the last author, P Calverley, declares the following real/perceived conflicts of interest during the last 3 years: personal fees from GSK, Boehringer-Ingelheim, AstraZeneca, Takeda. This study was funded by GSK (HZC113782/NCT01313676). Editorial support was provided by Emma McConnell, PhD (in the form of assembling the first draft of the poster under the direction of the authors) and Rebecca Seth (in the form of redrawing figures and formatting the poster) at Gardiner-Caldwell Communications (Macclesfield), and was funded by GSK. Placebo n=4111 FF n=4135 VI n=4118 FF/VI n=4121 Mean age, years ± SD 65 ± 8 65 ± 8 65 ± 8 65 ± 8 Male, n (%) 3071 (75) 3053 (74) 3053 (74) 3112 (76) Current smokers, n (%) 1936 (47) 1945 (47) 1929 (47) 1868 (45) Smoking history, pack-years ± SD 41 ± 25 41 ± 24 41 ± 24 40 ± 24 Post-bronchodilator FEV1, L ± SD 1.70 ± 0.40 1.70 ± 0.41 1.70 ± 0.40 1.70 ± 0.40 Predicted post-bronchodilator FEV1, % ± SD 59.7 ± 6.1 59.6 ± 6.1 59.7 ± 6.1 59.7 ± 6.1 FEV1 reversibility* ± SD 8.4 ± 12.1 7.9 ± 11.7 8.3 ± 12.2 8.0 ± 11.8 Prior COPD therapy, n (%) LABA LAMA ICS 1417 (34) 659 (16) 1349 (33) 1432 (35) 619 (15) 1369 (33) 1464 (36) 634 (15) 1374 (33) 1456 (35) 638 (15) 1394 (34) Exacerbations in 12 months pre-study, n (%) 0 1 2+ 2447 (60) 1044 (25) 620 (15) 2546 (62) 990 (24) 599 (14) 2500 (61) 988 (24) 630 (15) 2528 (61) 998 (24) 595 (14) Long-acting beta agonists (LABAs), inhaled corticosteroids (ICSs), and their combination (ICS/LABA) have been shown to decrease exacerbations of chronic obstructive pulmonary disease (ECOPD) in patients with severe chronic airflow obstruction. Their efficacy in reducing ECOPD in patients with moderate chronic airflow obstruction remains unclear. SUMMIT was a prospective, multicenter, randomized, double-blind trial in 16,485 patients with moderate COPD who had, or were at high-risk for, cardiovascular disease; the primary objective was to evaluate the impact of fluticasone furoate (FF)/ vilanterol (VI) on all-cause mortality. *As a percentage of pre-bronchodilator FEV1 LAMA, long-acting muscarinic-agonist; SD, standard deviation Exacerbations Compared with placebo, the risk of a first moderate/severe ECOPD was decreased 21% by combined FF/VI treatment (95% CI: 14–27) and 9% by VI (95% CI: 1–16), but not by FF (3% reduction, 95% CI: -5–10; Table 2). All therapies led to a reduction in the rate of moderate to severe ECOPD (FF/VI 29%, VI 10%, and FF 12%; Table 2). All therapies also led to a reduction in the rate of ECOPD requiring hospitalization (FF/VI 27%, VI 20%, and FF 18%), or SCS (FF/VI 45%, VI 18%, and FF 25%) compared with placebo (Table 2). Table 1. Selected baseline characteristics in SUMMIT (n=16,485) Figure 2. Rate of hospitalized ECOPD by subgroups Background Methods Conclusions Acknowledgments Presented at the ATS International Conference, San Francisco, CA, USA, 13–18 May 2016 Aims The current analysis evaluated the impact of treatment on moderate-to-severe ECOPD, hospitalized ECOPD, and ECOPD requiring systemic corticosteroids (SCS), which were all predefined endpoints of SUMMIT. Patients Most patients were middle-aged (65 ± 8 years) men (75%), with 47% active smokers and a mean post-bronchodilator FEV1 60% of the predicted value (interquartile range 54–65%; Table 1). In the 12 months prior to study entry, 39% of patients had experienced ECOPD while 15% had suffered two or more episodes. Mortality All-cause mortality (primary endpoint) was not significantly affected by combined FF/VI therapy (hazard ratio vs placebo 0.88, 95% confidence interval [CI]: 0.74–1.04; p=0.14) or the individual treatment components. Results Placebo n=4111 FF n=4135 VI n=4118 FF/VI n=4121 Moderate/severe ECOPD Reduction in risk of first ECOPD, % (95% CI) 3 (-5–10) 9 (1–16) 21 (14–27) p-value (vs placebo) 0.470 0.023 <0.001 Annual ECOPD rate 0.35 0.31 0.31 0.25 Reduction in ECOPD rate, % (95% CI) 12 (4–19) 10 (2–18) 29 (22–35) p-value (vs placebo) 0.004 0.017 <0.001 ECOPD requiring hospitalization Reduction in risk of first ECOPD, % (95% CI) 12 (-2–25) 15 (2–27) 22 (8–33) p-value (vs placebo) 0.086 0.031 0.002 Annual ECOPD rate 0.07 0.06 0.06 0.05 Reduction in ECOPD rate, % (95% CI) 18 (3–31) 20 (5–32) 27 (13–39) p-value (vs placebo) 0.023 0.013 <0.001 ECOPD requiring SCS Reduction in risk of first ECOPD, % (95% CI) 15 (6–23) 14 (5–22) 35 (27–41) p-value (vs placebo) 0.002 0.003 <0.001 Annual ECOPD rate 0.23 0.17 0.19 0.13 Reduction in ECOPD rate, % (95% CI) 25 (15–33) 18 (8–27) 45 (38–52) p-value (vs placebo) <0.001 <0.001 <0.001 Table 2. Treatment effect on exacerbations Figure 1. Rate of moderate/severe ECOPD by subgroups Figure 3. Rate of ECOPD requiring SCS by subgroups In a post-hoc subgroup analysis, FF/VI decreased the rate of moderate/severe ECOPD (Figure 1), and ECOPD requiring hospitalization (Figure 2) or SCS (Figure 3) versus placebo to a similar extent in patients with an FEV1 <60% or ≥60% of the predicted value, and in patients with and without a prior exacerbation history. CV, cardiovasular; RR, rate ratio 0.25 0.5 1 2 4 Favors FF/VI Favors Placebo 60–80, CV risk, not disease (n=2285) African-American/African heritage (n=129) 0.71 (0.65–0.78) 0.64 (0.57–0.72) 0.81 (0.71–0.93) 0.75 (0.55–1.04) 0.70 (0.60–0.82) 0.68 (0.53–0.87) 0.73 (0.64–0.83) 0.69 (0.61–0.79) 0.76 (0.62–0.94) 0.68 (0.57–0.81) 0.71 (0.64–0.79) 0.71 (0.59–0.84) 0.76 (0.38–1.53) 0.59 (0.48–0.74) 0.53 (0.37–0.77) 0.75 (0.68–0.82) 0.71 (0.58–0.87) 0.76 (0.28–2.06) 0.78 (0.68–0.91) 0.61 (0.49–0.76) 0.70 (0.53–0.91) 0.72 (0.64–0.81) 0.72 (0.59–0.87) 0.71 (0.63–0.80) 0.69 (0.60–0.80) 0.69 (0.58–0.82) 0.74 (0.61–0.91) RR (95% CI) Current smoker (n=3804) Former smoker (n=4428) <55 (n=824) ³ 55 to <65 (n=2819) ³ 65 to <75 (n=3523) ³ 75 (n=1066) 60–80, CV disease (n=4096) 40–60, CV disease (n=1761) Female (n=2049) Male (n=6183) Hispanic/Latino (n=588) Not Hispanic/Latino (n=7644) White (n=6660) Asian (n=1360) Other (n=83) USA (n=1293) Asia (n=1337) Europe 1 (n=2643) Europe 2 (n=2314) Rest-of-world (n=645) <60% (n=4533) ³ 60% (n=3698) ³ 2 (n=1215) ³ 1 (n=1132) 1 (n=2042) 0 (n=4975) 0 (n=7100) 0.70 (0.64–0.78) 0.74 (0.59–0.93) 0.73 (0.66–0.80) Age group Smoking status CV entry criteria Gender Ethnicity Region % predicted FEV 1 Hospitalized for an exacerbation Race Moderate/severe exacerbation RR Overall 0.25 0.5 1 2 4 60–80, CV risk, not disease (n=2285) African-American/African heritage (n=129) 0.73 (0.61–0.87) 0.68 (0.54–0.86) 0.79 (0.60–1.03) 0.81 (0.40–1.64) 0.84 (0.60–1.18) 0.66 (0.43–1.00) 0.67 (0.53–0.87) 0.75 (0.60–0.94) 0.67 (0.43–1.04) 0.69 (0.48–0.99) 0.74 (0.61–0.90) 0.68 (0.46–1.00) 3.01 (0.59–15.30) 0.51 (0.36–0.73) 0.47 (0.19–1.15) 0.82 (0.67–1.00) 0.90 (0.58–1.39) 0.34 (0.02–5.59) 0.80 (0.58–1.11) 0.52 (0.37–0.73) 1.02 (0.55–1.87) 0.77 (0.62–0.96) 0.77 (0.54–1.11) 0.70 (0.54–0.90) 0.65 (0.49–0.87) 0.84 (0.60–1.18) 0.68 (0.49–0.96) RR (95% CI) Overall Current smoker (n=3804) Former smoker (n=4428) <55 (n=824) ³ 55 to <65 (n=2819) ³ 65 to <75 (n=3523) ³ 75 (n=1066) 60–80, CV disease (n=4096) 40–60, CV disease (n=1761) Female (n=2049) Male (n=6183) Hispanic/Latino (n=588) Not Hispanic/Latino (n=7644) White (n=6660) Asian (n=1360) Other (n=83) USA (n=1293) Asia (n=1337) Europe 1 (n=2643) Europe 2 (n=2314) Rest-of-world (n=645) <60% (n=4533) ³ 60% (n=3698) ³ 2 (n=1215) ³ 1 (n=1132) 1 (n=2042) 0 (n=4975) 0 (n=7100) 0.70 (0.57–0.86) 0.77 (0.56–1.06) 0.74 (0.62–0.89) Age group Smoking status CV entry criteria Gender Ethnicity Region % predicted FEV 1 Hospitalized for an exacerbation Race Moderate/severe exacerbation Favors FF/VI Favors Placebo RR 0.25 0.5 1 2 4 60–80, CV risk, not disease (n=2285) African-American/African heritage (n=129) 0.55 (0.48–0.62) 0.48 (0.41–0.56) 0.66 (0.54–0.80) 0.58 (0.37–0.91) 0.57 (0.45–0.71) 0.54 (0.38–0.77) 0.53 (0.45–0.64) 0.54 (0.45–0.64) 0.60 (0.45–0.80) 0.50 (0.39–0.64) 0.55 (0.47–0.63) 0.56 (0.44–0.71) 0.51 (0.21–1.25) 0.45 (0.34–0.60) 0.43 (0.27–0.67) 0.59 (0.52–0.68) 0.55 (0.43–0.70) 0.26 (0.07–0.94) 0.60 (0.48–0.76) 0.46 (0.35–0.62) 0.54 (0.38–0.77) 0.54 (0.46–0.63) 0.60 (0.45–0.79) 0.51 (0.43–0.60) 0.55 (0.45–0.68) 0.61 (0.48–0.77) 0.58 (0.44–0.77) RR (95% CI) Current smoker (n=3804) Former smoker (n=4428) <55 (n=824) ³ 55 to <65 (n=2819) ³ 65 to <75 (n=3523) ³ 75 (n=1066) Age group Smoking status CV entry criteria 60–80, CV disease (n=4096) 40–60, CV disease (n=1761) Gender Female (n=2049) Male (n=6183) Ethnicity Hispanic/Latino (n=588) Not Hispanic/Latino (n=7644) White (n=6660) Asian (n=1360) Other (n=83) Region USA (n=1293) Asia (n=1337) Europe 1 (n=2643) Europe 2 (n=2314) Rest-of-world (n=645) % predicted FEV 1 <60% (n=4533) ³ 60% (n=3698) Hospitalized for an exacerbation ³ 2 (n=1215) ³ 1 (n=1132) 1 (n=2042) 0 (n=4975) 0 (n=7100) Race Moderate/severe exacerbation 0.54 (0.47–0.62) 0.59 (0.45–0.78) 0.56 (0.49–0.63) Favors FF/VI Favors Placebo RR Overall